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                                                                  EXHIBIT 2

                             VOTING TRUST AGREEMENT

                  AGREEMENT, dated April 15, 1997, by and among Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("Warburg"), and Patrick T. Hackett, Joel Ackerman and Jonathan S. Leff (who together with any successor or successors hereunder are hereinafter called the "Trustees"):

                  WHEREAS, Warburg has entered into a Securities Purchase Agreement, dated as of April 2, 1997 (the "Purchase Agreement"), by and among Warburg, Coventry Corporation, a Tennessee corporation ("Coventry"), and Franklin Capital Associates III L.P., a Delaware limited partnership;

                  WHEREAS, pursuant to the Purchase Agreement, and subject to certain conditions set forth therein, Warburg has acquired the right to purchase from Coventry (i) a convertible, exchangeable senior subordinated note (the "Note") issued by Coventry in the aggregate principal amount of $36,000,000 and
(ii) warrants issued by Coventry (the "Warrants"), initially evidencing the right to purchase an aggregate of 2,117,647 shares of the common stock, par value $0.01 per share of Coventry (the "Common Stock"), subject to certain adjustments as set forth in the Warrants;

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                  WHEREAS, Warburg deems it in its best interests, as well as in the best interests of Coventry, to vest in the Trustees as herein provided the power to vote all of the shares of Series A Preferred Stock for which the Note may be exchanged, all additional shares of Series A Preferred Stock that may be issued in lieu of a payment of cash dividends on the Series A Preferred Stock, all of the shares of Common Stock into which the Note and any Interest Notes (as defined in the Purchase Agreement) may be converted, all of the shares of Common Stock issuable upon exercise of the Warrants and all other shares of the capital stock of Coventry hereinafter issued to Warburg pursuant to the Purchase Agreement during the term of this Agreement (collectively, the "Stock"); and

                  WHEREAS, Warburg has directed that, during the term of this Agreement, stock certificates representing the Stock be issued to the Trustees, as Trustees, if, when and as the Stock is issued pursuant to the Purchase Agreement, for the purpose of vesting in the Trustees the right to vote the Stock for the period and upon the terms and conditions stated herein, and that it appear in such Stock when issued that the same has been issued to the Trustees, as Trustees, pursuant to this Agreement, and that Coventry cause such issuance to be duly noted on its books and records.

                  NOW, THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of ONE DOLLAR ($1.00) paid



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by Warburg to the Trustees, and for other good and valuable  consideration,  the receipt and sufficiency of which is hereby acknowledged, it is agreed by and among Warburg and the Trustees as follows:

                  (1) For the duration of this Agreement, the Trustees shall have the sole, exclusive, absolute, and unqualified power to (i) vote the Stock with discretion as to how to vote the Stock and (ii) execute stockholders' consents at every annual and special meeting of the stockholders of Coventry and in any and all proceedings wherein the vote or consent of such stockholders may be required or authorized and to vote upon any and all questions arising thereat.

                  (2) The Trustees may act hereunder either by a vote of a majority of the Trustees, in person, at a meeting duly called and held, and such vote shall be deemed the decision or act of all of the Trustees, or by a written instrument without a meeting of the Trustees signed by a majority of the Trustees. The Trustees may adopt their own rules of procedure and shall keep reasonable minutes of their proceedings and shall keep a record of the trust certificates issued hereunder.

                  (3) The Trustees hereby accept the trust created, and covenant and agree faithfully and diligently to perform the covenants and agreements contained herein.


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                  (4) If requested by Warburg, the Trustees shall issue a trust certificate, which shall be in substantially the form of Schedule A hereto.

                  (5) Warburg shall be entitled to receive and disburse in its sole discretion any and all cash dividends declared on the Stock and, if the same be paid to the Trustees, such dividends shall be disbursed by the Trustees to Warburg forthwith. The Trustees shall be entitled to receive dividends paid in-kind on the Stock, or any distributions made in the form of shares of capital stock of Coventry which shall be held by the Trustees subject to the terms of this Agreement, and the Trustees shall issue trust certificates representing such stock certificates to Warburg, if so requested.

                  (6) This Agreement and the voting trust hereby created shall be irrevocable and continue in force for ten (10) years from the date hereof, unless at any time Warburg shall be deemed to own beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) less than ten percent (10%) of the then outstanding shares of Common Stock (a "Termination Event"), in which case this Agreement and the voting trust created hereby shall be terminated upon written notice from Warburg to the Trustees. Upon termination, the Trustees, upon surrender to them of any outstanding trust certificates or the receipt by them of a proper acquittance from Warburg, and, upon



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payment of any stamp taxes or other governmental charges in connection with such surrender and delivery, will cause to be delivered to Warburg or its successors or assigns certificates of capital stock of Coventry in amounts corresponding to the Stock issued, delivered or transferred to the Trustees at any time pursuant to this Agreement.

                  (7) Except in the case of a Termination Event, Warburg agrees that at least thirty (30) calendar days prior to the termination of this Agreement to notify the Department of Insurance of each of the states listed on Schedule B hereto of its intention either to extend this Agreement for an additional period or to have application made for approval of the acquisition of control of Coventry pursuant to the applicable provisions of the respective insurance laws of each of the states listed on Schedule B hereto, if necessary.

                  (8) This Agreement may be amended by unanimous action of the Trustees and Warburg provided that such amendment is reviewed and approved by the applicable Department of Insurance of each of the states listed on Schedule B hereto.

                  (9) No Trustee shall assume any responsibility or incur any liability as stockholder, trustee or otherwise, or by reason of any error of judgment or mistake of law or other mistake, or for any act or omission of any other Trustee or of any agent or attorney employed by the Trustees or for the



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misconstruction of this Agreement, or for any action taken or omitted thereunder or believed by him to be in accordance with the provisions and intentions thereof, or otherwise, except for his own willful misconduct. Any Trustee may be, act and receive compensation as, a director or officer of, or be otherwise associated with, Coventry.

                  (10) Any Trustee or successor Trustee may at any time resign by delivering to the other Trustees and to Warburg his resignation in writing. Any Trustee or successor Trustee shall be deemed to have resigned automatically without further action on the part of such Trustee or successor Trustee in the event such Trustee or successor Trustee is not employed for any reason by E.M. Warburg, Pincus & Co., LLC ("EMW"), any successor to EMW or any affiliate of EMW. In the event of a vacancy or vacancies occurring in the office of Trustee or successor Trustee through the death, incapacity, resignation, refusal to act, removal from his position as an employee or partner of Warburg, or any of its affiliates, or removal from the role of Trustee under this Agreement, in the sole discretion of Warburg, of an original Trustee or of a successor Trustee, the remaining Trustees may appoint a successor Trustee to fill such vacancy upon the recommendation and prior written approval of Warburg, by an instrument in writing, signed by the remaining Trustees and Warburg, a copy of which shall be kept on file at the registered office of Warburg. The appointment of a successor Trustee and



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his capacity to act as such shall be subject to the prior review by and approval of the applicable Department of Insurance of each of the states listed on Schedule B hereto. The successor Trustee so appointed shall be clothed with all the rights, privileges, duties and powers conferred upon the Trustees herein named.

                  (11) Upon the appointment of a successor Trustee, a new certificate or certificates for the Stock may be issued in the names of the Trustees at that time duly appointed hereunder.

                  (12) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without giving effect to the choice of law provisions thereof.

                  (13) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  (14) This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior agreements or understandings with respect to the subject matter hereof among the parties.

                  (15) In the event that any part or parts of this Agreement shall be held illegal and unenforceable by any court or administrative body of competent jurisdiction, such determination




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shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

                  (16) The Trustees hereby agree that they will not assert against the limited partners of Warburg any claim they may have under this Agreement by reason of any failure or alleged failure by Warburg to meet its obligations hereunder.

                  (17) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.


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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed and delivered as of the date first above written.

                         WARBURG, PINCUS VENTURES, L.P.

                          By:   Warburg, Pincus & Co.,
                                its General Partner



                          By: /s/ Patrick T. Hackett
                             ---------------------------
                                Name: Patrick T. Hackett
                                Title: Managing Director



                          TRUSTEES:



                               /s/ Patrick T. Hackett
                             -------------------------
                             Name:  Patrick T. Hackett



                               /s/ Joel Ackerman
                             -------------------------
                             Name: Joel Ackerman



                               /s/ Jonathan S. Leff
                             -------------------------
                             Name: Jonathan S. Leff


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                                   SCHEDULE A



                                   CERTIFICATE

               of the Trustees for WARBURG, PINCUS VENTURES, L.P. for stock of Coventry Corporation under the Voting Trust Agreement, dated as of April 15, 1997, by and among the Trustees named therein and Warburg, Pincus Ventures, L.P., a Delaware limited partnership (the "Voting Trust Agreement").

                                            Description of
No.________                                 Stock:  _______________





                  THIS IS TO CERTIFY THAT, upon the termination of the Voting Trust Agreement, upon the surrender hereof and upon payment of all stamp taxes or governmental charges, WARBURG, PINCUS VENTURES, L.P., or its successors or assigns, will be entitled to any securities of COVENTRY CORPORATION held by the undersigned as Trustees, subject and pursuant to the terms, conditions and stipulations of the Voting Trust Agreement (the "Voting Trust Agreement") which have been acquired pursuant to that certain Securities Purchase Agreement, dated as of April 2, 1997, by and among Coventry Corporation, a Delaware corporation, Warburg, Pincus Ventures, L.P., a Delaware limited partnership, and Franklin Capital Associates III L.P., a Delaware limited partnership or the Voting Trust Agreement.

                  This certificate is transferable only on the books of the Trustees by the holder thereof, in person or by attorney, upon surrender of his certificate, properly endorsed and upon payment of all stamp taxes and other governmental charges in connection therewith; whereupon a like new certificate will be issued to the proper owner thereof of record.



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                  IN WITNESS WHEREOF, the undersigned Trustees, pursuant to said
Voting Trust Agreement have hereunto set their hands and seals, this ____ day of
____________.



                                               ____________________________

                                               ____________________________

                                               ____________________________







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                                   SCHEDULE B


Illinois

Missouri

Ohio

Pennsylvania

Texas

Virginia

West Virginia